Asset retirement obligations	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Asset Retirement Obligation Disclosure [Abstract]
Asset retirement obligations

Note 8: Asset retirement obligations

The following table provides a summary of our asset retirement obligation activity:

Liability for asset retirement obligations as of December 31, 2016 (Predecessor)	$72,137
Liabilities incurred in current period	535
Liabilities settled and disposed in current period	(869)
Revisions in estimated cash flows	181
Accretion expense	1,249

Liability for asset retirement obligations as of March 21, 2017 (Predecessor)	$73,233

Fair value fresh-start adjustment	$(2,757)
Liability for asset retirement obligations as of March 21, 2017 (Successor)	$70,476
Liabilities incurred in current period	—
Liabilities settled and disposed in current period	—
Revisions in estimated cash flows	—
Accretion expense	121

Liability for asset retirement obligations as of March 31, 2017 (Successor)	$70,597

Less current portion included in accounts payable and accrued liabilities	6,066

Asset retirement obligations, long-term	$64,531

See “Note 7—Fair value measurements” for additional information regarding fair value assumptions associated with our asset retirement obligations.

Note 9: Asset retirement obligations

The following table presents the balance and activity of our asset retirement obligations:

	For the year ended December 31,
	2016	2015
Beginning balance	$48,612	$47,424
Liabilities incurred in current period	3,918	1,861
Liabilities settled or disposed in current period	(2,729)	(6,472)
Revisions in estimated cash flows	18,364	2,139
Accretion expense	3,972	3,660

Asset retirement obligations at end of period	72,137	48,612
Less current portion included in accounts payable and accrued liabilities	6,681	2,178

Asset retirement obligations, long-term	$65,456	$46,434

Liabilities incurred include obligations related to new wells drilled and wells acquired during the period. Revisions in estimated cash flows for the year ended December 31, 2016 increased significantly when compared to the previous year. Approximately two-thirds of the increase resulted from shortening the estimated life of certain wells and the remaining third resulted from increasing our cost estimates for the plugging and abandonment of certain wells. Estimated lives were shortened as continued depressed commodity prices have diminished the prospects for any near term price recovery. Our cost estimates were increased as a result of recent experience on the complexity of plugging wells within the high pressure CO2 floods in our North Burbank Unit.

We have funds held in escrow that are legally restricted for certain of our asset retirement obligations. The balance of this escrow account was $1,519 and $1,567 at December 31, 2016 and 2015, respectively, and is included in “Other assets” in our consolidated balance sheets. The balance is not intended to reflect our total future financial obligation for the plugging and abandonment of these wells.

See “Note 8—Fair value measurements” for additional information regarding fair value measurements.